Exhibit 10.2
Seventeenth Amendment to the
Sterling Chemicals, Inc.
Amended and Restated Salaried Employees’ Pension Plan
          Whereas, Sterling Chemicals, Inc. (the “Corporation”) currently maintains its Amended and Restated Salaried Employees’ Pension Plan (as amended, the “Existing Plan”);
          Whereas, Section 15.1 of the Existing Plan the Corporation has the right to amend the Existing Plan in certain respects; and
          Whereas, for purposes of complying with the automatic rollover rules and other requirements of Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended, the Corporation, as plan sponsor, desires to, and hereby elects to, modify the cash-out provisions of the Existing Plan to eliminate mandatory distributions for vested accrued benefits with a present value in excess of $1,000, as provided in this Seventeenth Amendment to Amended and Restated Salaried Employees’ Pension Plan (this “Amendment”);
          Now, Therefore, the Existing Plan is hereby amended as follows:
          Section 1. Amendment of Section 9.7 of the Existing Plan. Section 9.7 of the Existing Plan is hereby amended by adding a paragraph at the end thereof to read in its entirety as follows:
Notwithstanding any other provision of this Section, if the Actuarially Equivalent present value of any retirement benefit payable under the Plan to a participant is greater than $1,000, such Actuarially Equivalent present value shall not be paid to the participant in a single sum payment prior to the later of (i) the date the participant attains age 62 or (ii) the participant’s Normal Retirement Date, unless the participant consents in writing to such distribution. The provisions of this paragraph shall not apply to a distribution to a participant’s surviving spouse or an alternate payee under a qualified domestic relations order.
          Section 2. Basis of Amendment. The provisions of this Amendment applicable to the Existing Plan if the Corporation selects Option 1 are based on the Model Amendment provided by the Internal Revenue Service in Notice 2005-5.
          Section 3. Effect of Amendments. Except as amended and modified by this Amendment, the Existing Plan shall continue in full force and effect. The Existing Plan and this Amendment shall be read, taken and construed as one and the same instrument. This Amendment shall supersede any provisions of the Existing Plan to the extent those provisions are inconsistent with the provisions of this Amendment. Upon the effectiveness of this Amendment, each reference in the Existing Plan to “this Plan” shall mean and be a reference to the Existing Plan as amended hereby.
          Section 4. Binding Effect. This Amendment shall inure to the benefit of, and shall be binding upon the Employers (as defined in the Existing Plan) and their successors and assigns and upon the participants in the Existing Plan and their respective heirs, executors, personal representatives, administrators, successors and assigns.
          Section 5. Severability. Should any clause, sentence, paragraph, subsection or Section of this Amendment be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Amendment, and the part or parts of this Amendment so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom as if such stricken part or parts had never been included herein.
          Section 6. Governing Law. To The Extent Not Superseded By The Laws Of The United States, This Amendment Shall Be Construed and Enforced in Accordance With, and the Rights of the Parties Shall Be Governed By, the Internal Laws of the State of Texas, Without Reference to Principles of Conflicts of Law.
          In Witness Whereof, the Corporation has caused this Amendment to be duly executed in its name and on its behalf by its proper officer thereunto duly authorized effective as to any distributions from the Existing Plan, as amended, hereby, made on or after March 28, 2005.

Sterling Chemicals, Inc.

/s/ Richard K. Crump

Richard K. Crump, President and Chief
Executive Officer